UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

DELAWARE INVESTMENTS DIVIDEND AND INCOME FUND, INC.
DELAWARE INVESTMENTS COLORADO MUNICIPAL INCOME FUND, INC.
DELAWARE INVESTMENTS NATIONAL MUNICIPAL INCOME
DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

COMBINED PROXY STATEMENT AND
NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 15, 2018

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on August 15, 2018: this proxy statement is available at
delawarefunds.com/ceproxy.

To the Shareholders of:

Delaware Investments Dividend and Income Fund, Inc.
Delaware Investments Colorado Municipal Income Fund, Inc.
Delaware Investments National Municipal Income Fund
Delaware Investments Minnesota Municipal Income Fund II, Inc.

This is your official notice that the Joint Annual Meeting of Shareholders (“Meeting”) of each Macquarie Investment Management (formerly, Delaware Investments) closed-end registered investment company listed above (each, individually, a “Fund” and, collectively, the “Funds”) will be held at the offices of Stradley Ronon Stevens & Young, LLP, located at One Commerce Square, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103 on Wednesday, August 15, 2018 at 4:00 p.m., Eastern time. The purpose of the Meeting is:

1.	To elect a Board of Directors or Trustees for each Fund;

2.	For Delaware Investments Dividend and Income Fund, Inc. only: To approve sub-advisory agreements between Delaware Management Company and each of Macquarie Investment Management Europe Limited, Macquarie Investment Management Global Limited, and Macquarie Funds Management Hong Kong Limited; and

3.	To transact any other business that properly comes before the Meeting and any adjournments of the Meeting.

Please vote and send in your proxy card(s) promptly to avoid the need for further mailings. Your vote is important.

Richard Salus
Senior Vice President and Chief Financial Officer

June 29, 2018

2005 Market Street
Philadelphia, PA 19103
1-866-437-0252

COMBINED PROXY STATEMENT

JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON WEDNESDAY, AUGUST 15, 2018

Meeting Information. The Board of Directors or Trustees (each Board is hereinafter referred to as a “Board” and Board members are referred to as “Directors”) of Delaware Investments Dividend and Income Fund, Inc., Delaware Investments Colorado Municipal Income Fund, Inc., Delaware Investments National Municipal Income Fund, and Delaware Investments Minnesota Municipal Income Fund II, Inc. (each, individually, a “Fund” and, collectively, the “Funds”) is soliciting your proxy to be voted at the Joint Annual Meeting of Shareholders to be held on Wednesday, August 15, 2018, at 4:00 p.m., Eastern time, at the offices of Stradley Ronon Stevens & Young, LLP located at One Commerce Square, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103 and/or at any adjournments of the meeting (the “Meeting”). Participating in the Meeting are holders of common shares of beneficial interest or common stock, as applicable (the “Common Shares”), and the holders of preferred shares of beneficial interest or preferred stock, as applicable (the “Preferred Shares”), for those Funds with outstanding Preferred Shares.

General Voting Information. You may provide proxy instructions by returning the enclosed proxy card(s) (“Proxy Card”) by mail in the enclosed envelope. The persons designated on the Proxy Card(s) as proxies will vote your shares as you instruct on each Proxy Card. If you return a signed Proxy Card without any voting instructions, your shares will be voted “FOR ALL” of the Director nominees in accordance with the recommendation of the Board. The persons designated on the Proxy Card as proxies will also be authorized to vote (or to withhold their votes) in their discretion on any other matters which properly come before the Meeting. They may also vote in their discretion to adjourn the Meeting. If you sign and return a Proxy Card, you may still attend the Meeting to vote your shares in person. If your shares are held of record by a broker and you wish to vote in person at the Meeting, you should obtain a legal proxy from your broker and present it at the Meeting. You may revoke your proxy at any time before the Meeting (i) by notifying Macquarie Investment Management in writing at 2005 Market Street, Philadelphia, PA 19103; (ii) by submitting a later signed Proxy Card; or (iii) by voting your shares in person at the Meeting. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke any previously executed proxy.

Each shareholder may cast one vote for each full share, and a partial vote for each partial share, of a Fund that they owned of record on June 8, 2018 (the “Record Date”). Exhibit C shows the number of shares of each Fund that were outstanding on the Record Date and Exhibit D lists the shareholders who owned 5% or more of the outstanding shares of any class of any Fund on that date. It is expected that this Combined Proxy Statement and the accompanying Proxy Card(s) will be first mailed to shareholders on or about July 3, 2018.

This proxy solicitation is being made primarily by mail, but may also be made by officers or employees of the Funds or their investment manager or affiliates, through telephone, facsimile, or other communications. Because a proxy solicitor is being used, the cost for this service is borne by the Funds. The Funds may reimburse banks, brokers or dealers for their reasonable expenses in forwarding soliciting materials to beneficial owners of the Funds’ shares.

All shareholders of a Fund vote together to elect Directors, regardless of whether a Fund has both common and preferred shareholders, with one exception. For Delaware Investments Colorado Municipal Income Fund, Inc., Delaware Investments National Municipal Income Fund, and Delaware Investments Minnesota Municipal Income Fund II, Inc. (each, a “Municipal Fund” and, collectively, the “Municipal Funds”), each of which has outstanding Preferred Shares, the holders of Preferred Shares have the exclusive right to separately elect two Directors (the “Preferred Share Directors”), in addition to the right to vote for the remaining Directors together with the holders of the Common Shares.

The presence in person or by proxy of holders of a majority of a Fund’s outstanding shares shall constitute a quorum for such Fund. With respect to the Municipal Funds, the presence in person or by proxy of holders of 33⅓% of the outstanding Preferred Shares entitled to vote at the Meeting shall constitute a quorum of the preferred share class of the respective Municipal Fund for purposes of electing the two Preferred Share Directors. In the event that a quorum is not present or if sufficient votes are not received consistent with the Board’s recommendation regarding the proposal, management may propose an adjournment or adjournments of the Meeting for a Fund. Any adjournment would require a vote in favor of the adjournment by the holders of a majority of the shares present at the Meeting in person or by proxy. The persons named as proxies on the Proxy Card(s) may vote (or withhold their votes) in their discretion on any proposed adjournment.

Abstentions and Broker Non-Votes. Broker non-votes occur when a meeting has (1) a “routine” proposal, such as the election of directors in Proposal 1, where the applicable stock exchange permits brokers to vote their clients’ shares in their discretion, and (2) a “non-routine” proposal, such as the approval of a sub-advisory agreement in Proposal 2, where the applicable exchange does not permit brokers to vote their clients’ shares in their discretion. The shares that are considered to be present as a result of the broker discretionary vote on the routine proposal but that are not voted on the non-routine proposal are called “broker non-votes.” Abstentions and broker non-votes will be included for purposes of determining whether a quorum is present for each Fund at the Meeting and will be treated as votes present at the Meeting, but will not be treated as votes cast. Therefore, abstentions and broker non-votes may have the same effect as a vote “against” Proposal 2, but will not have an effect on Proposal 1, which requires a plurality of votes cast for approval.

Copies of each Fund’s most recent annual report and semi-annual report, including financial statements, have previously been delivered to shareholders. Copies of these reports are available upon request, at no charge, by writing the Funds at the address shown on the top of the first page of this Combined Proxy Statement, by calling toll-free (866) 437-0252, or through the Funds’ website at delawarefunds.com.

PROPOSAL 1: TO ELECT A BOARD OF DIRECTORS
FOR EACH FUND

You are being asked to reelect each of the current members of the Board of your Fund. The nominees are: Thomas L. Bennett, Ann D. Borowiec, Joseph W. Chow, John A. Fry, Lucinda S. Landreth, Shawn K. Lytle, Frances A. Sevilla-Sacasa, Thomas K. Whitford, and Janet L. Yeomans. All of the nominees have previously been elected by Fund shareholders.

If elected, these persons will serve as Directors until the next annual meeting of shareholders called for the purpose of electing Directors and/or until their successors have been elected and qualify for office. It is not expected that any nominee will withdraw or become unavailable for election, but in such a case, the power given by you in the Proxy Card may be used by the persons named as proxies to vote for a substitute nominee or nominees as recommended by the Board.

Each Municipal Fund issues Common Shares and Preferred Shares. The holders of Preferred Shares of each Municipal Fund exclusively are entitled to elect two of their respective Preferred Share Directors, and the remaining Directors are to be elected by the holders of the Preferred Shares and Common Shares voting together. The nominees for Preferred Share Directors of the Municipal Funds are Lucinda S. Landreth and Janet L. Yeomans.

INFORMATION ON THE NOMINEES

Number
				of Funds	Other
			Principal	in Fund	Directorships
	Position(s)		Occupation(s)	Complex	Held by Director
Name, Address,	Held with	Length of	During the Past	Overseen	During the Past
and Birthdate	the Funds	Time Served	Five Years	by Director	Five Years
Interested Director

Shawn K. Lytle[1]	President,	Director since	President —	60	Trustee — UBS
2005 Market Street	Chief	September	Macquarie		Relationship Funds,
Philadelphia, PA	Executive	2015	Investment		SMA Relationship
19103	Officer,		Management		Trust, and UBS
	and	President	(June 2015–Present)		Funds (May 2010–
February 1970	Director	and Chief			April 2015)
		Executive	Regional Head of
		Officer since	Americas — UBS
		August 2015	Global Asset
Management (April
2010–May 2015)

Independent Directors

Thomas L. Bennett	Chair and	Director since	Private Investor —	60	None
2005 Market Street	Director	March 2005	(March 2004–
Philadelphia, PA			Present)
19103		Chair since
March 2015
October 1947

Ann D. Borowiec	Director	Since March	Chief Executive	60	Director —
2005 Market Street		2015	Officer, Private		Banco Santander
Philadelphia, PA			Wealth Management		International
19103			(2011–2013) and		(October 2016–
			Market Manager,		Present)
November 1958			New Jersey Private
			Bank (2005–2011) —		Director —
			J.P. Morgan Chase		Santander Bank
			& Co.		N.A. (December
2016–Present)

Joseph W. Chow	Director	Since January	Private investor	60	Director and
2005 Market Street		2013	(April 2011–Present)		Audit Committee
Philadelphia, PA					Member — Hercules
19103					Technology Growth
Capital, Inc. (July
January 1953					2004–July 2014)

Number
				of Funds	Other
			Principal	in Fund	Directorships
	Position(s)		Occupation(s)	Complex	Held by Director
Name, Address,	Held with	Length of	During the Past	Overseen	During the Past
and Birthdate	the Funds	Time Served	Five Years	by Director	Five Years
Independent Directors (continued)

John A. Fry	Director	Since January	President — Drexel	60	Director;
2005 Market Street		2001	University (August		Compensation
Philadelphia, PA			2010–Present)		Committee and
19103					Governance
			President —		Committee Member
May 1960			Franklin & Marshall		— Community
			College		Health Systems
(July 2002–June
			2010)		Director — Drexel
Morgan & Co.

Director; Audit
Committee — vTv
Therapeutics LLC

Director; Audit
Committee Member
— FS Credit Real
Estate Income Trust,
Inc.

Lucinda S.	Director	Since March	Private Investor	60	None
Landreth		2005	(2004–Present)
2005 Market Street
Philadelphia, PA
19103

June 1947

Number
				of Funds	Other
			Principal	in Fund	Directorships
	Position(s)		Occupation(s)	Complex	Held by Director
Name, Address,	Held with	Length of	During the Past	Overseen	During the Past
and Birthdate	the Funds	Time Served	Five Years	by Director	Five Years
Independent Directors (continued)

Frances A.	Director	Since	Private Investor	60	Trust Manager and
Sevilla-Sacasa		September	(January 2017–		Audit Committee
2005 Market Street		2011	Present)		Member — Camden
Philadelphia, PA					Property Trust
19103			Chief Executive		(August 2011–
			Officer — Banco Itaú		Present)
January 1956			International (April
			2012–December		Director – Carrizo
			2016)		Oil & Gas, Inc.
(March 2018–
			Executive Advisor		Present)
to Dean (August
2011–March 2012)
and Interim Dean
(January 2011–July
2011) — University
of Miami School
of Business
Administration

President — U.S.
Trust, Bank of
America Private
Wealth Management
(Private Banking)
(July 2007–December
2008)

Thomas K.	Director	Since January	Vice Chairman	60	Director — HSBC
Whitford		2013	(2010–April 2013)—		Finance Corporation
2005 Market Street			PNC Financial		and HSBC North
Philadelphia, PA			Services Group		America Holdings
19103					Inc. (December
2013–Present)

March 1956					Director — HSBC
Bank USA, Inc.
(July 2014–March
2017)

Number
				of Funds	Other
			Principal	in Fund	Directorships
	Position(s)		Occupation(s)	Complex	Held by Director
Name, Address,	Held with	Length of	During the Past	Overseen	During the Past
and Birthdate	the Funds	Time Served	Five Years	by Director	Five Years
Janet L. Yeomans	Director	Since April	Vice President and	60	Director
2005 Market Street		1999	Treasurer		(2009–2017);
Philadelphia, PA			(January 2006–July		Personnel and
19103			2012)		Compensation
			Vice President		Committee
July 1948			— Mergers &		Chair; Member
			Acquisitions		of Nominating,
			(January 2003–		Investments, and
			January 2006), and		Audit Committees
			Vice President and		for various periods
			Treasurer		throughout
			(July 1995–January		directorship —
			2003) — 3M		Okabena Company
Company
____________________

1	Shawn K. Lytle is considered to be an “Interested Director” because he is an executive officer of the Funds’ investment advisor. He serves in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor and transfer agent as the Funds.

The following table shows each Director’s ownership of shares of each Fund and of all other funds in the Delaware FundsSM by Macquarie (the “Fund Complex”) as of March 31, 2018.

Aggregate Dollar Range of
	Dollar Range of	Equity Securities[1] in All Registered
	Equity Securities in	Investment Companies Overseen by
Name of Director	each Fund	Director in Fund Complex
Interested Director
Shawn K. Lytle	None	$10,001–$50,000
Independent Directors
Thomas L. Bennett	None	Over $100,000
Ann D. Borowiec	None	Over $100,000
Joseph W. Chow	None	Over $100,000
John A. Fry	None	Over $100,000
Lucinda S. Landreth	None	Over $100,000
Frances A. Sevilla-Sacasa	None	Over $100,000
Thomas K. Whitford	None	Over $100,000
Janet L. Yeomans	None	Over $100,000
____________________

1	The ranges for equity securities ownership by each Director are: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.

Board Leadership Structure and Functions

Common Board of Directors. The business of each Fund is managed under the direction of its Board. The Directors also serve on the Boards of all the other investment companies that comprise the Fund Complex. The Directors believe that having a common Board for all funds in the complex is efficient and enhances the ability of the Board to address its responsibilities to each fund in the complex. The Directors believe that the common board structure allows the Directors to leverage their individual expertise and that their judgment is enhanced by being Directors of all of the funds in the complex.

Board Chair. Mr. Bennett serves as the Board’s Chair. As fund governance best practices have evolved, more and more fund boards have opted to have an independent director serve as chair. Among other reasons, the Board selected Mr. Bennett as Chair due to his substantial financial industry experience and his tenure on the Board. As the Chair, Mr. Bennett, in consultation with Fund management, legal counsel, and the other Directors, proposes Board agenda topics, actively participates in developing Board meeting agendas, and ensures that appropriate and timely information is provided to the Board in connection with Board meetings. Mr. Bennett also conducts meetings of the Independent Directors. He also generally serves as a liaison among outside Directors, Fund officers, and legal counsel, and is an ex officio member of the Nominating and Corporate Governance Committee.

Size and Composition of Board. The Board is currently comprised of nine Directors. Eight of the nine Directors are independent. The Directors believe that the current size of the Board is conducive to Board interaction, dialogue, and debate, resulting in an effective decision-making body. The Board comprises Directors with a variety of professional backgrounds. The Board believes that the skill sets of its members are complementary and add to the overall effectiveness of the Board. The Directors regard diversity as an important consideration in the present composition of the Board and the selection of qualified candidates to fill vacancies on the Board.

Board Meetings. Each Municipal Fund held five Board meetings during its last fiscal year, ended March 31, 2018. Delaware Investments Dividend and Income Fund, Inc. (“DDF”) held five Board meetings during its last fiscal year, ended November 30, 2017. Each Director attended at least 75% of the Board meetings described above and of the meetings of committees on which the Director served. Directors are encouraged to attend each annual meeting of shareholders either in person or by telephone, if possible. All Directors were present at the Funds’ annual meeting held on August 16, 2017.

Board Committees. The Board has established several committees, each of which focuses on a particular substantive area and provides reports and recommendations to the full Board. The committee structure enables the Board to manage efficiently and effectively the large volume of information relevant to the Board’s oversight of the Funds. The committees benefit from the professional expertise of their members. At the same time, membership on a committee enhances the expertise of its members and benefits the overall effectiveness of the Board.

Each Fund has an Audit Committee that monitors accounting and financial reporting policies, practices and internal controls for the Fund. It also oversees the quality and objectivity of the Fund’s financial statements and the independent audit thereof, and acts as a liaison between the Fund’s independent registered public accounting firm and the full Board. The Audit Committee of each Fund consists of the following Independent Directors appointed by the Board: Joseph W. Chow, Chair; John A. Fry; Lucinda S. Landreth; Thomas K. Whitford; and Janet Yeomans. Each Audit Committee member also meets the standard of independence for Audit Committee members set forth in the listing standards of the New York Stock Exchange (the “NYSE”) and NYSE American (“NYSE American”) (formerly the NYSE MKT). Members of the Audit Committee serve for one-year terms or until their successors have been appointed and qualified. The Audit Committee held five meetings for DDF for the fiscal year ended November 30, 2017, and four meetings for the Municipal Funds for the fiscal year ended March 31, 2018. The Board of each Fund has adopted a written charter for the Fund’s Audit Committee, which is available on the Funds’ website at delawarefunds.com.

Each Fund has an Independent Directors Committee that develops and recommends to the Board a set of corporate governance principles and oversees the evaluation of the Board, its committees and its activities. The committee comprises all of the Fund’s Independent Directors. The Independent Directors Committee held four meetings during the fiscal year ended November 30, 2017 for DDF, and four meetings for the Municipal Funds for the fiscal year ended March 31, 2018.

Each Fund has an Investments Committee. The primary purposes of the Investments Committee are to: (i) assist the Board at its request in its oversight of the investment advisory services provided to the Funds by the Fund’s investment advisor as well as any sub-advisors; (ii) review all proposed advisory and sub-advisory agreements for new funds or proposed amendments to existing agreements and to recommend what action the full Board and the Independent Directors should take regarding the approval of all such proposed agreements; and (iii) review reports supplied by the investment advisor regarding investment performance, portfolio risk and expenses and to suggest changes to such reports. The Investments Committee consists of the following Directors: Janet L. Yeomans, Chair; Ann D. Borowiec; Joseph W. Chow; Lucinda S. Landreth; and Frances A. Sevilla-Sacasa. The Investments Committee held four meetings during the fiscal year ended November 30, 2017 for DDF, and four meetings for the Municipal Funds for the fiscal year ended March 31, 2018.

Each Fund’s Nominating and Corporate Governance Committee (the “Nominating Committee”) recommends Board nominees, fills Board vacancies that arise in between meetings of shareholders, and considers the qualifications and independence of Board members. The committee also monitors the performance of counsel for the Independent Directors. The Nominating Committee is comprised of the following five Independent Directors appointed by the Board: John A. Fry, Chair; Thomas L. Bennett (ex officio); Frances A. Sevilla-Sacasa; and Thomas K. Whitford, all of whom meet the independence requirements set forth in the listing standards of the NYSE and NYSE American. The Nominating Committee recommends nominees for Independent Directors for consideration by the incumbent Independent Directors of each Fund, and the Nominating Committee recommends nominees for Interested Directors for consideration by the full Board of each Fund. The Nominating Committee held five meetings during the fiscal year ended November 30, 2017 for DDF, and five meetings for the Municipal Funds for the fiscal year ended March 31, 2018. Each Fund’s Board has adopted a formal charter for the Nominating Committee setting forth its responsibilities, which is available on the Funds’ website at delawarefunds.com.

The Nominating Committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill a vacancy must submit their recommendations in writing to the Nominating and Corporate Governance Committee, c/o Delaware FundsSM by Macquarie at 2005 Market Street, Philadelphia, Pennsylvania 19103-7094. Shareholders should include appropriate information on the background and qualifications of any person recommended (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board.

In reaching its determination that an individual should serve or continue to serve as a Director of a Fund, the Nominating Committee considers, in light of the Fund’s business and structure, the individual’s experience, qualifications, attributes and skills (the “Selection Factors”). No one Selection Factor is determinative, but some of the relevant factors that have been considered include: (i) the Director’s business and professional experience and accomplishments, including prior experience in the financial services industry or on other boards; (ii) the ability to work effectively and collegially with other people; and (iii) how the Director’s background and attributes contribute to the overall mix of skills and experience on the Board as a whole.

Director Qualifications

In evaluating and selecting candidates for the Board, the Board intends to seek individuals who will serve the best interests of the Funds’ shareholders and whose attributes will, among other factors, also complement the experience, skills and diversity of the other Directors and add to the overall effectiveness of the Board. In the evaluation of such candidates, the Board believes that diversity with respect to factors such as background, education, experience, skills, differences of viewpoint, race, gender, national origin, and other factors that contribute to the Board’s having an appropriate range of expertise, talents, experiences and viewpoints is an important consideration in the Board’s composition. In addition to discussing diversity considerations in connection with the evaluation of each candidate for Board membership, the Board requests that the Nominating Committee discuss diversity considerations on a periodic basis in connection with the composition of the Board as a whole. Below is a brief summary of the Selection Factors that relate to each Director as of the date of this Combined Proxy Statement.

Thomas L. Bennett. Currently the Board’s Chair, Mr. Bennett has over 30 years of experience in the investment management industry, particularly with fixed income portfolio management and credit analysis. He has served in senior management for a number of money management firms. Mr. Bennett has also served as a board member of another investment company, an educational institution, nonprofit organizations and for-profit companies. He has an M.B.A. from the University of Cincinnati. Mr. Bennett has served on the Board since March 2005.

Ann D. Borowiec. Ms. Borowiec has over 25 years of experience in the banking and wealth management industry. Ms. Borowiec also serves as a board member on several nonprofit organizations. In nominating her to the Board in 2015, the Independent Directors of the Funds found that her experience as a Chief Executive Officer in the private wealth management business at a leading global asset manager and private bank, including the restructuring of business lines and defining client recruitment strategies, complemented the skills of existing board members. Her experience would also provide additional oversight skill in the area of fund distribution. Ms. Borowiec holds a B.B.A. from Texas Christian University and an M.B.A. from Harvard University. Ms. Borowiec joined the Board in March 2015.

Joseph W. Chow. Mr. Chow has over 30 years of experience in the banking and financial services industry. In electing him in 2013, the Independent Directors of the Funds found that his extensive experience in business strategy in non-US markets complemented the skills of existing Board members and also reflected the increasing importance of global financial markets in investment management. The Independent Directors also found that Mr. Chow’s management responsibilities as a former Executive Vice President of a leading global asset servicing and investment management firm as well as his experience as Chief Risk and Corporate Administration Officer would add helpful oversight skills to the Board’s expertise. Mr. Chow holds a B.A. degree from Brandeis University and M.C.P. and M.S. in Management degree from the Massachusetts Institute of Technology. Mr. Chow has served on the Board since January 2013.

John A. Fry. Mr. Fry has over 25 years of experience in higher education. He has served in senior management for three major institutions of higher learning including serving as president of a leading research university. Mr. Fry has also served as a board member of many nonprofit organizations and several for-profit companies. Mr. Fry has extensive experience in overseeing areas such as finance, investments, risk-management, internal audit and information technology. He holds a B.A. degree in American Civilization from Lafayette College and an M.B.A. from New York University. Mr. Fry has served on the Board since January 2001.

Lucinda S. Landreth. Ms. Landreth has over 35 years of experience in the investment management industry, particularly with equity management and analysis. She has served as Chief Investment Officer for a variety of money management firms including a bank, a broker, and an insurance company. Ms. Landreth has advised mutual funds, pension funds, and family wealth managers and has served on the board and executive committees of her college, two foundations and several nonprofit institutions. In addition to holding a B.A. from Wilson College, she is a Chartered Financial Analyst. Ms. Landreth has served on the Board since March 2005.

Frances A. Sevilla-Sacasa. Ms. Sevilla-Sacasa has over 30 years of experience in banking and wealth management. In electing her in 2011, the Independent Directors of the Board found that her extensive international wealth management experience, in particular, complemented the skills of existing Board members and also reflected the increasing importance of international investment management not only for dollar-denominated investors but also for investors outside the US. The Independent Directors also found that Ms. Sevilla-Sacasa’s management responsibilities as the former President and Chief Executive Officer of a major trust  and wealth management company would add a helpful oversight skill to the Board’s expertise, and her extensive nonprofit board experience gave them confidence that she would make a meaningful, experienced contribution to the Board. Finally, in electing Ms. Sevilla-Sacasa to the Board, the Independent Directors valued her perceived dedication to client service as a result of her overall career experience. Ms. Sevilla-Sacasa holds B.A. and M.B.A. degrees from the University of Miami and the Thunderbird School of Global Management. Ms. Sevilla-Sacasa has served on the Board since September 2011.

Thomas K. Whitford. Mr. Whitford has over 25 years of experience in the banking and financial services industry, and served as Vice Chairman of a major banking, asset management, and residential mortgage banking institution. In electing him in 2013, the Independent Directors of the Funds found that Mr. Whitford’s senior management role in wealth management and experience in the mutual fund servicing business would provide valuable current management and financial industry insight, in particular, and complemented the skills of existing Board members. The Independent Directors also found that his senior management role in integrating company acquisitions, technology and operations and his past role as Chief Risk Officer would add a helpful oversight skill to the Board’s expertise. Mr. Whitford holds a B.S. degree from the University of Massachusetts and an M.B.A. degree from The Wharton School of the University of Pennsylvania. Mr. Whitford has served on the Board since January 2013.

Janet L. Yeomans. Ms. Yeomans has over 28 years of business experience with a large global diversified manufacturing company, including service as Treasurer for this company. In this role, Ms. Yeomans had significant broad-based financial experience, including global financial risk-management and mergers and acquisitions. She served as a board member of a for-profit company and also is a current board member of a hospital and a public university system. She holds degrees in mathematics and physics from Connecticut College, an M.S. in mathematics from Illinois Institute of Technology, and an M.B.A. from the University of Chicago. Ms. Yeomans has served on the Board since April 1999.

Shawn K. Lytle. Mr. Lytle has over 20 years of experience in the investment management industry. He has been the president of Macquarie Investment Management – Americas since June 2015, and he is responsible for all aspects of the firm’s business. Prior to that time, Mr. Lytle served in various executive management, investment management, and distribution positions at two major banking institutions. He holds a B.A. degree from The McDonough School of Business at Georgetown University. Mr. Lytle has served on the Board since September 2015. Mr. Lytle serves as chair elect on the board of directors of the National Association of Securities Professionals, and he is on the board of directors of the Sustainability Accounting Standards Board.

Board Role in Risk Oversight. The Board performs a risk oversight function for the Funds consisting, among other things, of the following activities: (1) receiving and reviewing reports related to the performance and operations of the Funds; (2) reviewing, approving, or modifying, as applicable, the compliance policies and procedures of the Funds; (3) meeting with portfolio management teams to review investment strategies, techniques and the processes used to manage related risks; (4) addressing security valuation risk in connection with its review of fair valuation decisions made by Fund management pursuant to Board-approved procedures; (5) meeting with representatives of key service providers, including the Funds’ investment advisor, transfer agent, custodian and independent registered public accounting firm, to review and discuss the activities of the Funds and to provide direction with respect thereto; (6) engaging the services of the Funds’ Chief Compliance Officer to test the compliance procedures of the Funds and its service providers; and (7) requiring management’s periodic presentations on specified risk topics.

The Directors perform this risk oversight function throughout the year in connection with each quarterly Board meeting. The Directors routinely discuss certain risk-management topics with Fund management at the Board level and also through the standing committees of the Board. In addition to these recurring risk-management discussions, Fund management raises other specific risk-management issues relating to the Funds with the Directors at Board and committee meetings. When discussing new product initiatives with the Board, Fund management also discusses risk – either the risks associated with the new proposals or the risks that the proposals are designed to mitigate. Fund management also provides periodic presentations to the Board to give the Directors a general overview of how the Funds’ investment advisor and its affiliates identify and manage risks pertinent to the Funds.

The Audit Committee looks at specific risk-management issues on an ongoing basis. The Audit Committee is responsible for certain aspects of risk oversight relating to financial statements, the valuation of Fund assets, and certain compliance matters. In addition, the Audit Committee meets with the investment advisor’s internal audit and risk-management personnel on a quarterly basis to review the reports on their examinations of functions and processes affecting the Funds.

The Board’s other committees also play a role in assessing and managing risk. The Nominating Committee and the Independent Director Committee play a role in managing governance risk by developing and recommending to the Board corporate governance principles and, in the case of the Independent Director Committee, by overseeing the evaluation of the Board, its committees and its activities. The Investments Committee plays a significant role in assessing and managing risk through its oversight of investment performance, investment process, investment risk controls, and Fund expenses.

Because risk is inherent in the operation of any business endeavor, and particularly in connection with the making of financial investments, there can be no assurance that the Board’s approach to risk oversight will be able to minimize or even mitigate any particular risk. Each Fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

Board Compensation. Each Independent Director receives: (i) an annual retainer fee of $180,000 for serving as a Director for all 26 investment companies in the Macquarie Investment Management family of funds (60 funds in the complex), plus $14,000 per meeting for attending each Board Meeting in person held on behalf of all investment companies in the complex; and (ii) a $3,000 fee for attending telephonic board meetings on behalf of the investment companies in the complex. The committee members and committee/board chairs also receive the following fees: (i) members of the Nominating Committee, Audit Committee, and Investments Committee will receive additional compensation of $5,200 for each Committee meeting attended; (ii) the chair for each of the Audit Committee, the Investments Committee, and the Nominating Committee receives an annual retainer of $25,000; and (iii) the Board Chair will receive an additional annual retainer of $75,000.

The following table sets forth the compensation received by each Director from each Fund and the total compensation received from the Fund Complex as a whole during the twelve months ended April 30, 2018. Mr. Lytle is not compensated by the Funds for his service as Director.

		Total Compensation
	Aggregate	from the Investment
	Compensation from the	Companies in the Fund
Director	Funds	Complex
Thomas L. Bennett (Chair)	$4,198.18	$368,533.36
Ann D. Borowiec	$2,852.107	$250,633.36
Joseph W. Chow	$3,382.31	$297,233.44
John A. Fry	$3,333.77	$293,033.44
Lucinda S. Landreth	$3,049.68	$268,033.36
Frances A. Sevilla-Sacasa	$3,095.01	$271,933.36
Thomas K. Whitford	$3,097.87	$272,233.36
Janet L. Yeomans	$3,345.03	$293,933.44

Officers. The following individuals are executive officers of one or more of the Funds: David F. Connor, Daniel V. Geatens, and Richard Salus. Exhibit E includes certain information concerning these officers. The shares of each Fund that are owned by the executive officers as a group is less than one percent. In addition, to the knowledge of the Funds’ management, the Directors and officers of the Funds owned, as a group, less than one percent of the outstanding shares of each class of the Funds.

Section 16(a) Beneficial Ownership Reporting Compliance. Section 16 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), requires that Forms 3, 4, and 5 be filed with the SEC, the relevant securities exchange and the relevant Fund, by or on behalf of certain persons, including directors, certain officers, and certain affiliated persons of the investment advisor. The Funds believe that these requirements were met for each Fund’s last fiscal year.

Required Vote. All shareholders of a Fund vote together to elect Directors, except that the preferred shareholders of the Municipal Funds have the exclusive right to separately elect two Preferred Share Directors, in addition to the right to vote for the remaining Directors together with the holders of the Common Shares. The Preferred Share Director nominees are Lucinda S. Landreth and Janet L. Yeomans. Provided that a quorum is present at the Meeting, either in person or by proxy, the following votes are required to elect each Fund’s Board.

Proposal Election of Directors
FUND	Bennett, Borowiec, Chow,	Landreth and Yeomans
Fry, Lytle, Sevilla-Sacasa, and
Whitford
DDF	Plurality of votes cast.
Municipal Funds	Plurality of Common and	Plurality of Preferred
	Preferred Share votes cast.	Share votes cast.

THE BOARD UNANIMOUSLY
RECOMMENDS THAT YOU VOTE “FOR”
EACH OF THE NOMINEES

PROPOSAL 2: TO APPROVE SUB-ADVISORY AGREEMENTS
(Delaware Investments Dividend and Income Fund, Inc. only)

Proposal 2 relates solely to shareholders of DDF. DDF’s investment advisor, Delaware Management Company (“DMC”), seeks to collaborate with its affiliates, Macquarie Investment Management Europe Limited (“MIMEL”), Macquarie Investment Management Global Limited (“MIMGL”), and Macquarie Funds Management Hong Kong Limited (“MFMHKL”), each a registered investment advisor with the SEC, on its management of DDF. DMC will continue to serve as the Fund’s investment advisor, and DMC’s current portfolio managers will continue to have ultimate portfolio management discretion over DDF. MIMEL, DMC’s United Kingdom domiciled affiliate and MIMGL, DMC’s Australian domiciled affiliate, will provide investment recommendations, discuss strategy, and share investment ideas, including with respect to specific securities, on a regular basis for consideration and evaluation by DMC’s fixed income portfolio managers. MIMGL will provide quantitative support for DMC’s management of DDF’s equity securities and, along with MFMHKL, DMC’s Hong Kong domiciled affiliate, will provide equity research and equity trading capabilities to facilitate a “follow-the-sun” trading model. DDF’s investment objectives, policies, and limitations will not change in connection with this Proposal. DMC will retain portfolio management responsibilities for DDF consistent with current practice and its current investment process will not change.

The proposed sub-advisory agreements will not become effective with respect to DDF unless approved by DDF’s shareholders. In the event that shareholders do not approve this Proposal 2, the Board will meet with DMC to review what further action should be taken.

A form of proposed sub-advisory agreement is included in Appendix A and reflects the terms and conditions of the proposed sub-advisory arrangements between MFMHKL, MIMEL and MIMGL. Shareholder approval of Proposal 2 will not change the fees charged to the Fund shareholders.

Factors relating to the Board’s approval of MIMEL, MIMGL, and MFMHKL to serve as sub-advisors to DDF

Following is a discussion of the factors considered by the Board in approving the sub-advisory contracts between DMC and each of MIMEL, MIMGL and MFMHKL. In evaluating the proposed sub-advisory agreements, the Board, including a majority of the independent trustees, made a separate finding, reflected in the Board minutes, that the sub-advisory agreements are in the best interests of DDF and its shareholders, and do not involve a conflict of interest from which any of DMC, MIMEL, MIMGL or MFMHKL derives an inappropriate advantage.

Nature, extent, and quality of services to be provided under the proposed sub-advisory agreements

Macquarie Group affiliates have investment capabilities located around the world in multiple jurisdictions With respect to DDF’s investments in fixed income securities, DMC, MIMEL and MIMGL, desire to function as a single investment team, and expand the scope of their collaboration to enable personnel located in the different locations to share specific investment recommendations and client information. With respect to DDF’s investments in equity securities, DMC desires to utilize MIMGL’s quantitative support services and MIMGL’s and MFMHKL’s research and equity trading capabilities to implement a follow-the-sun model to facilitate real-time trading in ex-US markets.

Accordingly, DMC seeks to appoint MIMEL, MIMGL, and MFMHKL as sub-advisors to DDF. Appointing MIMEL, MIMGL, and MFMHKL as sub-advisors to DDF will enable DMC to share Fund-specific information with MIMEL, MIMGL, and MFMHKL and, as applicable, to receive their specific research and quantitative support recommendations and access equity trading capabilities in order to enhance the investment advisory services DMC provides to DDF. Moreover, the appointment of MIMEL, MIMGL, and MFMHKL facilitates real-time access to local markets across the three major time zones (Asia, Europe, Americas) as well as the potential for collaboration on asset classes managed in these locations. The Board believes that this global coverage will be beneficial for DDF, as it translates into potentially more resources and diversity of viewpoints that could assist in the management of DDF.

About MIMEL, MIMGL, and MFMHKL

Like DMC, MIMEL, MIMGL, and MFMHKL are investment advisory entities within Macquarie Investment Management (“MIM”), which is a division of Macquarie Asset Management (“MAM”). MAM is Macquarie Group’s funds management business. MAM is a full-service asset manager, offering a diverse range of capabilities and products including infrastructure and real asset management, securities investment management and structured access to funds, equity-based products, and alternative assets.

MIM offers securities investment management capabilities across a number of asset classes including fixed interest, currencies, equities, infrastructure securities, private markets, hedge funds, and multi-asset allocation solutions. MIM delivers a full-service offering to both institutional and retail clients in Australia and the US with selective offerings in other regions.

1. MIMEL

MIMEL is a U.K. incorporated entity authorized and regulated by the Financial Conduct Authority and the SEC. The Macquarie Investment Management Fixed Income and Currency team located in the U.K. forms part of MIMEL. The team includes three portfolio managers with responsibility, in conjunction with team members in other locations, for the day to day management of Macquarie’s global bond assets totaling approximately USD $504 million in assets as of March 31, 2018.

2. MIMGL

MIMGL is an Australian incorporated entity with an Australian Financial Services License and is registered with the SEC.

MIMGL provides investment advisory services for mandates managed across a range of asset classes. Macquarie Fixed Income (MFI) forms part of MIMGL and is the team responsible for managing cash, fixed income, currency and derivatives mandates. The MFI team has been managing fixed income assets since 1980, launching Australia’s first cash management trust. MFI now manages approximately USD $42 billion as of March 31, 2018 across cash, credit, fixed interest, and currency for a range of Australian and international clients. The Macquarie Systematic Investment team (MSI) is part of MIMGL and will provide quantitative support to DDF’s equity investments. MSI is made up of five portfolio managers and a team of quantitative analysts. Portfolio managers and analysts have varied backgrounds, including engineering, computer science and mathematics. MSI has a strong track record of managing quantitative strategies, having managed such portfolios since the late 1980’s.

With respect to equity trading, MIMGL also has two equity traders supporting the Asian Listed Equities team and the Systematic Investment team and one equity trader supporting the Global Listed Infrastructure team; a fourth Sydney based trader supporting the Quantitative Hedge Fund team may also be leveraged to support the Funds. Across all teams in respect to equity trading, MIMGL is currently servicing assets under management of approximately USD $13 billion as of March 31, 2018 across developed and emerging markets.

3. MFMHKL

MFMHKL is a Hong Kong incorporated entity authorized and regulated by the China Securities Regulatory Commission and Hong Kong – Securities and Futures Commission, and is registered with the SEC. MFMHKL has served previously as a sub-advisor for, and was responsible for the day-to-day management of, an open-end fund in the Delaware Funds complex.

MFMHKL now manages approximately USD $3.5 billion in equities for a range of Hong Kong and international clients.

Benefits of the Proposed Sub-Advisory Agreements

The Board considered the following benefits in approving the sub-advisory agreements:

●	the teams within MIMEL, MIMGL, and MFMHKL have developed effective global research resources which have assisted them with generating a strong track record and delivering attractive risk-adjusted outcomes for their clients in their global credit and income based strategies. Utilizing the investment expertise and experience of DMC’s affiliates located in London, Sydney, and Hong Kong will provide DMC with more comprehensive investment resources to use in its management of DDF;

●	the potential to attract additional assets in DDF. Many of DDF’s competitors have access to ex-U.S. affiliates in connection with their management of similar strategies. Access to its ex-U.S. affiliates may assist DMC with attracting assets and make DDF more competitive. Leveraging its affiliates’ locations will provide DMC with 24 hour coverage of global markets, follow-the-sun trading and enhance its investment process; and

●	as certain Macquarie Group investment affiliates become a single global team, it will manage all products across the various locations in a consistent manner and have greater access to information in real time worldwide.

The costs of the services to be provided

The proposed sub-advisory agreements do not provide for DMC or DDF to pay for the services of MIMEL, MIMGL, or MFMHKL. The fees to be charged under the sub-advisory agreements are set at zero (0). The zero fee reflects the reciprocal nature of the services being provided across locations and that the overhead relating to trading will be absorbed consistent with how DMC currently handles its trading costs. If and when DMC desires to utilize additional services from MIMEL, MIMGL, and/or MFMHKL, such as discretionary portfolio management, DMC will seek approval from the Board for any sub-advisory fees to be charged. Sub-advisory fees will not be paid from DDF assets but will be paid for by DMC, so there will be no increase in Fund expenses for shareholders even in the event fees are charged in the future.

With no fees to be charged under the proposed sub-advisory agreements, the Board recognized that DDF may benefit from the additional investment resources with no associated costs. Because no fees will be charged, no profits are to be realized by MIMEL, MIMGL, or MFMHKL from their relationship with DDF, and comparisons of the fees and services to be provided under the contract as well as economies of scale are not relevant.

Regulatory requirements

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the definition of “investment adviser” is broad and encompasses the types of services anticipated to be provided by MIMEL, MIMGL, and MFMHKL. Because MIMEL, MIMGL, and MFMHKL will be considered to be investment advisors, section 15 of the 1940 Act requires that DMC enter into sub-advisory agreements with those entities on behalf of DDF. The 1940 Act requires that DDF’s shareholders approve the proposed sub-advisory agreements with MIMEL, MIMGL, and MFMHKL before DDF enters into such agreements.

If shareholders approve Proposal 2, MIMEL, MIMGL, and MFMHKL would begin providing services to DDF as soon as the third quarter of 2018.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF DELAWARE
INVESTMENTS DIVIDEND AND INCOME FUND, INC. UNANIMOUSLY
RECOMMENDS THAT YOU VOTE FOR PROPOSAL 2.

INDEPENDENT ACCOUNTANTS AND AUDIT
COMMITTEE REPORT

The firm of PricewaterhouseCoopers LLP (“PwC”) was selected as the independent registered public accounting firm (“independent auditors”) for Delaware Investments Dividend and Income Fund, Inc. (DDF) for the fiscal year ending November 30, 2018 on November 15, 2017. PwC was selected as the independent auditors for Delaware Investments National Municipal Income Fund (VFL), Delaware Investments Colorado Municipal Income Fund, Inc. (VCF), and Delaware Investments Minnesota Municipal Income Fund II, Inc. (VMM) for the fiscal year ending March 31, 2019 on February 27, 2018. PwC also acted as independent auditors of the Funds for their most recently completed fiscal years.

The Audit Committee must approve all audit and non-audit services provided to the Funds by their independent auditors, as well as non-audit services provided by their independent auditors DMC and its affiliates that provide ongoing services to the Funds if such non-audit services relate to the operations or financial reporting of the Funds. The Audit Committee reviews any audit or non-audit services to determine whether they are appropriate and permissible under applicable law.

Each Fund’s Audit Committee has adopted policies and procedures to provide a framework for the Audit Committee’s consideration of audit and non-audit services by the independent auditors. These policies and procedures require that: (i) any audit and non-audit services to be provided by the independent auditors to a Fund, and (ii) non-audit services relating directly to the operations or financial reporting of the Funds that are provided by the Funds’ independent auditors to DMC or to any entity controlling, controlled by or under common control with DMC that provides ongoing services to the Funds are subject to pre-approval by the Audit Committee or the Chair of the Audit Committee before such service is provided. The Audit Committee has pre-approved certain services with respect to the Funds, DMC and its affiliates up to certain specified fee limits.

As required by its charter, each Fund’s Audit Committee has reviewed and discussed with Fund management and representatives from PwC the audited financial statements for each Fund’s last fiscal year. The Audit Committee has discussed with PwC its judgments as to the quality, not just the acceptability, of the Funds’ accounting principles and such other matters required to be discussed with the Audit Committee by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301: Communications with Audit Committees (formerly Auditing

Standard No. 16). The Audit Committee also received the written disclosures and the letter from PwC required by PCAOB Rule 3526, and discussed with representatives of PwC the independent auditor’s independence. Each Fund’s Audit Committee considered fees received by PwC from DMC and its affiliates during the last fiscal year in connection with its consideration of the auditors’ independence.

Based on the foregoing discussions with management and the independent auditors, each Fund’s Audit Committee unanimously recommended to the respective Fund’s Board that the aforementioned audited financial statements be included in each Fund’s annual report to shareholders for the fiscal year.

All members of each Fund’s Audit Committee, including Joseph W. Chow, John A. Fry, Lucinda S. Landreth, Thomas K. Whitford, and Janet L. Yeomans, are not considered to be “interested persons” under the 1940 Act. Each Fund’s Board has adopted a formal charter for the Audit Committee setting forth its responsibilities. A copy of the Audit Committee’s charter is available at delawarefunds.com.

Representatives of PwC are expected to attend the Meeting. The PwC representatives will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.

Audit and Other Fees. The Funds and “Covered Entities” (the investment advisor, excluding sub-advisors unaffiliated with the investment advisor, and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the Funds) were billed the amounts listed below by PwC during each Fund’s last two fiscal years. None of the fees in the table below were approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

			Non-Audit Fees
			Audit
	Fiscal Year		Related
Fund	End	Audit Fees	Fees(1)	Tax Fees(2)	All Other
Delaware Investments Dividend	11/30/17	$36,050	$—	$5,732	$—
and Income Fund, Inc.	11/30/16	$36,050	$—	$5,558	$—
Delaware Investments Colorado	3/31/18	$37,360	$—	$4,723	$—
Municipal Income Fund, Inc.	3/31/17	$37,360	$—	$4,580	$—
Delaware Investments National	3/31/18	$37,360	$—	$4,723	$—
Municipal Income Fund	3/31/17	$37,360	$—	$4,580	$—

			Non-Audit Fees
			Audit
	Fiscal Year		Related
Fund	End	Audit Fees	Fees(1)	Tax Fees(2)	All Other
Delaware Investments Minnesota	3/31/18	$37,360	$—	$4,723	$—
Municipal Income Fund II, Inc.	3/31/17	$37,360	$—	$4,580	$—
Covered Entities	11/30/17	$—	$640,000	$—	$—
	11/30/16	$—	$640,000	$—	$—
	3/31/18	$—	$640,000	$—	$—
	3/31/17	$—	$640,000	$—	$—
____________________

1	Includes fees billed for year-end audit procedures, reporting up and subsidiary statutory.

2	Includes fees billed to the Funds for the review of income tax returns and annual excise distribution calculations.

Aggregate non-audit fees to the Funds, the investment advisor and service provider affiliates. The aggregate non-audit fees billed by the independent auditors for services rendered to VCF, VFL and VMM and to Covered Entities were $11,657,000 and $11,180,000 for the fiscal years ended March 31, 2018 and

March 31, 2017, respectively. The aggregate non-audit fees billed by the independent auditors for services rendered to DDF and to Covered Entities, were $11,180,000 and $8,665,000 for the fiscal years ended November 30, 2017 and November 30, 2016, respectively.

In connection with its selection of PwC, the Audit Committee has considered PwC’s provision of non-audit services to the investment advisor and other service providers under common control with the investment advisor that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

COMMUNICATIONS TO THE BOARD

Shareholders who wish to communicate to the full Board may address correspondence to Thomas L. Bennett, Board Chair for the Funds, c/o the Fund at 2005 Market Street, Philadelphia, Pennsylvania 19103. Shareholders may also send correspondence to any individual Director c/o the Fund at 2005 Market Street, Philadelphia, Pennsylvania 19103. Without opening any such correspondence, Fund management will promptly forward all such correspondence to the addressed recipient(s).

OTHER INFORMATION

Investment Advisor. DMC, a series of Macquarie Investment Management Business Trust (formerly, Delaware Management Business Trust), 2005 Market Street, Philadelphia, PA 19103, serves as investment advisor to each Fund.

Administrator. Delaware Investments Fund Services Company, 2005 Market St., Philadelphia, PA 19103, an affiliate of DMC, performs administrative and fund accounting oversight services for the Funds.

Auditors. PwC serves as the Funds’ auditors. PwC’s principal address is Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042.

Proxy Solicitation. Your vote is being solicited by the Directors of the Funds. The solicitation costs for Proposal 1 will be split evenly among the Funds and the solicitation costs for Proposal 2 will be borne by DMC. Subject to the foregoing, the Funds reimburse brokerage firms and other financial intermediaries for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies.

The Funds have contracted with AST Fund Solutions, LLC (“AST”) to assist with solicitation of proxies. The Funds anticipate that the cost of retaining AST will be up to approximately $28,728, plus reimbursement of reasonable out-of-pocket expenses (which amount is included in the estimate of total expenses below). AST anticipates that approximately 40 of its employees or other persons will be involved in soliciting shareholders of the Funds.

In addition to solicitation services to be provided by AST, proxies may be solicited by the Funds and their Directors and executive officers, and/or regular employees and officers of the Funds’ investment advisor, administrator, or any of their affiliates, none of whom will receive any additional compensation for these solicitations.

The Funds expect that the solicitation will be primarily by mail, but also may include advertisement, telephone, telecopy, facsimile transmission, electronic, oral, or other means of communication, or by personal contacts. If the Funds do not receive your proxy by a certain time you may receive a telephone call from a proxy soliciting agent asking you to vote.

Although no precise estimate can be made at the present time, it is currently estimated that the aggregate amount to be spent in connection with the solicitation of proxies by the Funds (excluding the salaries and fees of officers and employees) will be approximately $28,728. To date, approximately $0 has been spent on the solicitation. These estimates include fees for attorneys, accountants, public relations or financial advisors, proxy solicitors, advertising, printing, transportation, litigation, and other costs incidental to the solicitation, but exclude costs normally expended for the election of Directors in the absence of a contest, and costs represented by salaries and wages of regular employees and officers.

Householding. Unless you have instructed the Funds not to, only one copy of this proxy solicitation will be mailed to multiple Fund shareholders of record who share a mailing address (a “Household”). If you need additional copies of this proxy solicitation, please contact your participating broker-dealer firm or other financial intermediary or, if you hold Fund shares directly with the Funds, you may write to the Funds c/o Macquarie Investment Management, 2005 Market Street, Philadelphia, PA 19103 or call toll-free (866) 437-0252. If you do not want the mailing of your proxy solicitation materials to be combined with those of other members of your Household in the future, or if you are receiving multiple copies and would rather receive just one copy for your Household, please contact your participating broker-dealer firm or other financial intermediary or, if you hold Fund shares directly with the Funds, you may write to the Funds c/o Macquarie Investment Management, 2005 Market Street, Philadelphia, PA 19103 or call toll-free (866) 437-0252.

Shareholder Proposals. For the Funds’ annual meeting of shareholders in 2019, shareholder proposals to be included in the Funds’ Combined Proxy Statement for that meeting must be received no later than March 7, 2019. Such proposals should be sent to the Fund, directed to the attention of its Secretary, at the address of its principal executive office printed on the first page of this Combined Proxy Statement. The inclusion and/or presentation of any such proposal is subject to the applicable requirements of the proxy rules under the 1934 Act, other applicable law and each Fund’s governing instruments. The persons designated as proxies will vote in their discretion on any matter if the Funds do not receive notice of such matter prior to May 21, 2019.

Fund Reports. Each Fund’s most recent annual report and semi-annual report were previously mailed to shareholders. Copies of these reports are available upon request, without charge, by writing the Funds c/o Macquarie Investment Management, 2005 Market Street, Philadelphia, PA 19103, or by calling toll-free (866) 437-0252.

SUB-ADVISORY AGREEMENT

AGREEMENT made by and between DELAWARE MANAGEMENT COMPANY, a series of Macquarie Investment Management Business Trust, a Delaware statutory trust (the “Investment Manager”), and _________________(the “Sub-Adviser’’).

WITNESSETH:

WHEREAS, each of the funds listed on Exhibit B (each, a “Fund,” and collectively, the “Funds”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a statutory trust under the laws of the State of Delaware (the “Trust”);

WHEREAS, each Fund is a series of a trust as listed on Exhibit B (each, a “Trust,” and collectively, the “Trusts”);

WHEREAS, the Investment Manager and each Trust, on behalf of its Fund(s), have entered into an investment management agreement (the “Investment Management Agreement”) whereby the Investment Manager will provide investment advisory services to each Trust with respect to the Fund(s);

WHEREAS, the Investment Manager has the authority under the Investment Management Agreement to retain one or more sub-advisers to assist the Investment Manager in providing investment advisory services to each Trust with respect to the Fund(s);

WHEREAS, the Investment Manager and the Sub-Adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engage in the business of providing investment advisory services; and

WHEREAS, the Board of Trustees (the “Board”) of the Trust(s) and the Investment Manager desire that the Investment Manager retain the Sub-Adviser to render investment advisory and other services with respect to the Funds in the manner, for the period, and on the terms hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1. (a) The Sub-Adviser will supervise and direct the investments of the assets of each Fund in accordance with that Fund’s investment objectives, policies, and restrictions as provided in its Prospectus (“Prospectus”) and Statement of Additional Information (“SAI”), as currently in effect and as amended or supplemented from time to time, and such other limitations as the Fund may impose by notice in writing to the Sub-Adviser in accordance with the clause 1(d), subject always to the supervision and control of the Investment Manager and the Board.

(b) As part of the services it will provide hereunder, the Sub-Adviser is authorized, in its discretion and without prior consultation with a Fund or the Investment Manager to:

(i)

obtain and evaluate information relating to investment recommendations, asset allocation advice, industries, businesses, securities markets, research, economic analysis, and other investment services with respect to the securities that are included in the Fund or that are under consideration for inclusion in the Fund and invest the Fund in accordance with the Investment Manager’s and the Board’s written direction as more fully set forth herein and as otherwise directed;

(ii)

regularly make decisions as to what securities to purchase and sell on behalf of the Fund, effect the purchase and sale of such investments in furtherance of the Fund’s objectives and policies, and furnish the Board with such information and reports within the Sub-Adviser’s possession and control regarding the Sub-Adviser’s activities in the performance of its duties and obligations under this Agreement as the Investment Manager reasonably deems appropriate or as the Board may reasonably request, including such reports, information, and certifications as the officers of the Trust may reasonably require in order to comply with applicable international, federal and state laws and regulations and Trust policies and procedures;

(iii)

provide any and all material composite or other performance information, records and supporting documentation about accounts or funds the Sub-Adviser manages, if appropriate and subject to any obligation of confidentiality, that are relevant to the Fund and that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing the Fund that may be reasonably necessary, under applicable laws, to allow the Fund or its agent to present information concerning the Sub-Adviser’s prior performance in similar strategies in the Fund’s currently effective Prospectus, as the same may be hereafter modified, amended, and/or supplemented from time to time, and in any permissible reports and materials prepared by the Fund or its agent to which the Sub-Adviser has consented;

(iv)

provide information as reasonably requested by the Investment Manager or the Board to assist them or their agents in the determination of the fair value of certain portfolio securities held in the Fund when market quotations are not readily available for the purpose of calculating the Fund’s net asset value in accordance with procedures and methods established by the Board;

(v)

vote proxies, exercise conversion or subscription rights, and respond to tender offers and other consent solicitations (“Corporate Actions”) with respect to the issuers of securities held in the Fund, provided materials relating to such Corporate Actions have been timely received by the Sub-Adviser, and to submit reports regarding such Corporate Actions, including a copy of any policies regarding such Corporate Actions, in a form reasonably satisfactory to the Investment Manager and the Fund in order to comply with any applicable federal or state reporting requirements;

(vi)

provide performance and other information as reasonably requested by the Investment Manager or the Board to assist them or their agents in conducting ongoing due diligence and performance monitoring, subject to any obligation of confidentiality; and

(vii)

maintain all accounts, books, and records with respect to the Fund as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and the Advisers Act and the rules thereunder and preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any accounts, books and records that it maintains for the Fund and that are required to be maintained by Rule 31a-l under the 1940 Act. The Sub-Adviser shall furnish to the Investment Manager copies of all such accounts, books, and records as the Investment Manager may reasonably request. The Sub-Adviser agrees that such accounts, books, and records are the property of the Trust, and will be surrendered to the Trust promptly upon request, with the understanding that the Sub-Adviser may retain its own copy of all records.

(c) Subject to sub-clause 1(e), in furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in accordance with, the following: (i) provisions of each Trust’s Agreement and Declaration of Trust, as the same may be hereafter modified, amended, and/or supplemented from time to time, that are applicable to the Fund and notified to the Sub-Adviser; (ii) provisions of each Trust’s By-Laws, as the same may be hereafter modified, amended, and/or supplemented from time to time that are applicable to a Fund and notified to the Sub-Adviser; (iii) each Fund’s Prospectus; (iv) the 1940 Act and the Advisers Act and the rules under each and all other international, federal and state securities laws or regulations applicable to each Trust and each Fund; (v) each Trust’s compliance policies and procedures and other policies and procedures adopted from time to time by the Board applicable to the Funds and notified to the Sub-Adviser; and (vi) the written instructions of the Investment Manager. The Sub-Adviser will promptly inform the Investment Manager if it is unable to comply with the notified modification, amendment, supplement, policy procedure or written instruction (together, “Instruction”), and the Sub-Adviser must promptly seek to clarify such Instruction with the Investment Manager. If an Instruction is inconsistent with the Fund’s Prospectus or, in the Sub-Adviser’s opinion, ambiguous or unclear in any respect, the Sub-Adviser must promptly clarify the Instruction with the Investment Manager and the Instruction will not operate until it has been clarified.

(d) The Investment Manager agrees to provide the Sub-Adviser with current copies of the documents mentioned in paragraph l(d)(i), (ii), (iii) and (v) above and all changes made to such documents at, or if practicable, before the time such changes become effective, and the Investment Manager acknowledges and agrees that the Sub-Adviser shall not be responsible for compliance with such documents or amendments unless and until a reasonable time after they are received by the Sub-Adviser. The Sub-Adviser shall be fully protected in acting upon any proper instructions reasonably believed by it to be genuine and signed or communicated by or on behalf of the Investment Manager or a Fund.

(e) In order to assist each Trust and the Trust’s chief compliance officer (the “Trust CCO”) and the Investment Manager and the Investment Manager’s Chief Compliance Officer (the “IM CCO”) in satisfying the requirements contained in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Advisers Act, respectively, the Sub-Adviser shall provide to the Trust CCO and/or IM CCO: (i) direct access to the Sub-Adviser’s chief compliance officer (the “Sub-Adviser CCO”) and its officers and employees, as reasonably requested by the Trust CCO and/or IM CCO; (ii) quarterly reports reasonably required by the Investment Manager confirming that the Sub-Adviser has complied with the Trust’s Compliance Procedures in managing the Fund to the extent those Compliance Procedures directly relate to the

Sub-Adviser’s services under this Agreement; and (iii) quarterly certifications with respect to Material Compliance Matters (as that term is defined in Rule 38a-1(e)(2) under the 1940 Act) related to the Sub-Adviser’s management of a Fund.

The Sub-Adviser shall promptly provide the Trust CCO and IM CCO with copies and summaries of: (i) the Sub-Adviser’s policies and procedures for compliance by the Sub-Adviser with the federal securities laws and to prevent violation of the Advisers Act (together, the “Sub-Adviser Compliance Procedures”); and (ii) any material changes to the Sub-Adviser Compliance Procedures. The Sub-Adviser shall cooperate fully with the Trust CCO and IM CCO so as to facilitate the Trust CCO’s and IM CCO’s performance of their respective responsibilities under Rule 38a-1 and Rule 206(4)-7, including to review, evaluate and report to the Board on the operation of the Sub-Adviser Compliance Procedures, and shall promptly report to the Trust CCO and IM CCO any Material Compliance Matter arising under the Sub-Adviser Compliance Procedures involving the Fund. The Sub-Adviser shall allow the Trust CCO and/or the IM CCO, as reasonably requested from time to time, access to examine and review the Sub-Adviser’s Compliance Procedures and the Sub-Adviser’s adherence thereto. The Sub-Adviser shall provide to the Trust CCO and IM CCO: (i) quarterly reports confirming the Sub-Adviser’s compliance with the Sub-Adviser Compliance Procedures in managing the Fund; and (ii) certifications that there were no Material Compliance Matters involving the Sub-Adviser that arose under the Sub-Adviser Compliance Procedures that affected the Fund. At least annually, the Sub-Adviser shall provide a certification to the Trust CCO and IM CCO to the effect that the Sub-Adviser has in place and has implemented policies and procedures that are reasonably designed to ensure compliance by the Sub-Adviser with the federal securities laws, including the conduct and results of our annual review for adequacy and effectiveness.

(f) The Sub-Adviser shall provide reasonable assistance to each Fund in the preparation of the Trust’s registration statements, the Prospectuses and SAIs, shareholder reports and other regulatory filings, or any amendment or supplement thereto (collectively, “Regulatory Filings”) as may relate to a Fund, and shall provide each Fund with information in its possession and control and reasonably requested by the Investment Manager for use in the Fund’s Regulatory Filings, including, without limitation, information related to the Sub-Adviser’s investment management personnel, portfolio manager compensation, investment management strategies and techniques, and proxy voting policies. The Sub-Adviser shall provide such certifications regarding the Fund as the Trust’s officers may reasonably request for purposes of the preparation of any Regulatory Filings.

(g) The Sub-Adviser hereby agrees during the period hereinafter set forth to render the services and assume the obligations herein set forth for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized herein or otherwise, have no authority to act for or represent a Trust, a Fund or the Investment Manager in any way, or in any way be deemed an agent of the Trust, the Fund or the Investment Manager. Notwithstanding the foregoing, the Investment Manager appoints the Sub-Adviser as agent of each Fund to provide investment advisory services to such Fund on the terms contained in this Agreement and the Sub-Adviser accepts this appointment. For the avoidance of doubt, Sub-Adviser may, as agent, instruct and place trades, respond to corporate actions, execute Fund documentation, agreements, contracts and other documents requested by brokers, dealers, counterparties and other persons in connection with providing advisory services to the Fund; provided that Sub-Adviser must seek prior written approval from the Investment Manager before entering into any derivatives agreements for a Fund.

(h) The Sub-Adviser may perform its services through its employees, officers or agents, and the Investment Manager shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the persons identified in each Fund’s Prospectus shall perform the portfolio management duties described therein until the Sub-Adviser notifies the Investment Manager that one or more other affiliates, employees, officers or agents identified in such notice shall assume such duties as of a specific date.

(i) The Investment Manager shall provide (or use its reasonable endeavors to cause to be provided) timely information to the Sub-Adviser regarding such matters as the cash requirements and cash available for investment in a Fund, and all other information as may be reasonably necessary for the Sub-Adviser to perform its responsibilities under this Agreement.

2. (a) Under the terms of the Investment Management Agreement, each Trust shall conduct its own business and affairs and shall bear the expenses and salaries necessary and incidental thereto including, but not in limitation of the foregoing, the costs incurred in: the maintenance of its existence as a statutory trust organized under the laws of the State of Delaware; the maintenance of its own books, records, and procedures; dealing with its own shareholders; the payment of dividends; transfer of shares, including issuance and repurchase of shares; preparation of share certificates, if any; reports and notices to shareholders; calling and holding of shareholders’ meetings; miscellaneous office expenses; transfer agency expenses; pricing service expenses; expenses relating to tax services; brokerage commissions; custodian fees; legal and accounting fees; taxes; interest; federal securities law filing expenses; and

federal and state registration fees. The Sub-Adviser shall not be obligated to pay any expenses of the Investment Manager, a Trust or a Fund unless expressly assumed by the Sub-Adviser pursuant to this Agreement or otherwise agreed to in writing.

(b) Directors, members, officers and employees of the Sub-Adviser may be directors, officers and employees of other funds that have employed the Sub-Adviser as sub-adviser or investment manager. Directors, members, officers and employees of the Sub-Adviser who are Trustees, officers and/or employees of each Trust, shall not receive any compensation from such Trust for acting in such dual capacity.

3. (a) The Sub-Adviser will select brokers and dealers to effect all Fund transactions subject to the conditions set forth herein. The Sub-Adviser may combine orders for a Fund with orders for other accounts or funds under management. Transactions involving combined orders are allocated in a manner deemed equitable to each account. The Sub-Adviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions, if applicable. The Sub-Adviser is directed at all times to seek to execute transactions for each Fund (i) in accordance with any written policies, practices or procedures that may be established by the Board or the Investment Manager from time to time and provided to the Sub-Adviser, and (ii) as described in that Fund’s Prospectus and SAI. In placing any orders for the purchase or sale of investments for a Fund the Sub-Adviser shall use its reasonable endeavors to obtain for the Fund “best execution,” considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement.

(b) Subject to the appropriate policies and procedures approved by the Board and provided to the Sub-Adviser in writing, the Sub-Adviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), cause each Fund to pay a broker or dealer that provides brokerage or research services to any of the Investment Manager, the Sub-Adviser or the Fund an amount of commission for effecting a Fund transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines, in good faith, that such amount of commission is reasonable in relation to the value of such brokerage and research services provided viewed in terms of that particular transaction or the Sub-Adviser’s overall responsibilities to its clients for which the Investment Manager or the Sub-Adviser exercises investment discretion. To the extent authorized by Section 28(e) and the Board, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

Subject to applicable law and regulations, including Section 17(e) of the 1940 Act and Rule 17e-l thereunder, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for each Fund with brokers or dealers that are affiliated with the Sub-Adviser. Any entity or person associated with the Investment Manager or the Sub-Adviser that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Fund to the extent and as permitted by Section 11(a)(1)(H) of the Exchange Act and Rule 11a2-2(T) thereunder.

4. As compensation for the services to be rendered to the Trust for the benefit of each Fund by the Sub-Adviser under the provisions of this Agreement, the Investment Manager shall pay to the Sub-Adviser the fees at the rates provided in Exhibit A attached hereto. The compensation payable to the Sub-Adviser for its services hereunder shall be paid at the end of each calendar quarter (within 30 days of receipt by the Investment Manager of an invoice from the Sub-Adviser) based upon the average daily net assets of each Fund during the preceding quarter. The fee payable for the quarter shall be accrued daily based on 365/366 year. The Investment Manager will procure that the Fund’s quarterly net asset value calculation for the preceding quarter is provided to the Sub-Adviser within a reasonable time at the beginning of each quarter to allow the Sub-Adviser sufficient time to prepare an invoice each quarter. If this Agreement becomes effective or terminates before the end of any quarter, the sub-advisory fee for the period shall be prorated accordingly.

5. The services to be rendered by the Sub-Adviser to a Trust for the benefit of the Fund[s] under the provisions of this Agreement are not exclusive, and the Sub-Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be materially impaired thereby.

6. (a) Subject to the limitation set forth in Paragraph 5, the Sub-Adviser, its directors, officers, employees, agents, and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to a Trust or to any other investment company, corporation, association, firm or individual.

(b) Neither the Investment Manager, a Trust nor a Fund shall use the Sub-Adviser’s actual or fictitious name(s), mark(s), derivative(s) and/or logo(s) or otherwise refer to the Sub-Adviser in any materials related to the Trust or the Fund distributed to third parties, including the Fund’s shareholders, without prior review and written approval by the Sub-Adviser, which may not be unreasonably withheld or delayed. Upon termination of this Agreement, the Investment Manager, the Trust and the Fund, shall, to the extent applicable and as soon as is reasonably possible, cease to use the Sub-Adviser’s actual or fictitious name(s), mark(s), derivative(s) and/or logo(s) in materials related to a Fund.

(c) The Sub-Adviser shall not use the Investment Manager’s name (or that of any subsidiary of Macquarie Management Holdings, Inc. (“MMHI”)) or otherwise refer to the Investment Manager or any subsidiary of MMHI in any materials related to a Trust or a Fund distributed to third parties, including the Fund’s shareholders, without prior review and written approval by the Investment Manager, which may not be unreasonably withheld or delayed. Upon termination of this Agreement, the Sub-Adviser, shall, to the extent applicable and as soon as is reasonably possible, cease to use the actual or fictitious name(s), mark(s), derivative(s) and/or logo(s) of the Trust and the Fund, except for the purpose of describing prior clients or prior performance of the Sub-Adviser, as permitted by the Advisers Act or other applicable requirements.

(d) This Section 6 applies solely to materials related to each Fund and each Trust only, and not to other products or relationships between the Sub-Adviser and the Investment Manager.

7. (a) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard in the performance of its duties as Sub-Adviser to a Trust on behalf of a Fund, neither the Sub-Adviser nor any of its affiliates nor any of its or their controlling persons, members, officers, directors, employees or agents (collectively, “Sub-Adviser Related Persons”) shall be liable to the Trust, the Fund, the Investment Manager or any shareholder of the Trust for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise. The Sub-Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Fund, or that the Fund will perform comparably with any standard or index, including other clients of the Sub-Adviser, whether public or private. Subject to the first sentence of this Section 7(a), the Sub-Adviser shall not be responsible for any loss incurred by any reason of any act or omission of any bank, broker, the custodian bank or any administrator or trustee whether appointed on behalf of the Investment Manager, the Fund or the Trust. Nothing contained herein shall be deemed to waive any liability which cannot be waived under applicable law, including applicable U.S. state and federal securities laws, ERISA or any rules or regulations adopted under any of those laws.

(b) The Investment Manager shall indemnify Sub-Adviser Related Persons to the fullest extent permitted by law against any and all loss, damage, judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees (collectively “Losses”), incurred by the Sub-Adviser or Sub-Adviser Related

Persons arising from or in connection with this Agreement or the performance by the Sub-Adviser or Sub-Adviser Related Persons of its or their duties hereunder so long as such Losses arise out of the Investment Manager’s willful misfeasance, bad faith, gross negligence, or reckless disregard in performing its responsibilities hereunder, including, without limitation, such Losses arising under any applicable law or that may be based upon any untrue statement of a material fact contained in any Trust’s Registration Statements, or any amendment thereof or any supplement thereto, or the omission to state therein a material fact that was known or that should have been known and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reasonable reliance upon information furnished to the Investment Manager or a Trust by the Sub-Adviser or a Sub-Adviser Related Person specifically for inclusion in the Registration Statements or any amendment thereof or supplement thereto, except to the extent any such Losses referred to in this paragraph (b) result from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Sub-Adviser or a Sub-Adviser Related Person in the performance of any of its duties under, or in connection with, this Agreement.

(c) The Sub-Adviser shall indemnify the Investment Manager and its affiliates and its or their controlling persons, officers, directors, employees, agents, legal representatives and persons controlled by it (collectively “Investment Manager Related Persons”) to the fullest extent permitted by law against any and all Losses incurred by the Investment Manager or Investment Manager Related Persons arising from or in connection with this Agreement or the performance by the Investment Manager or Investment Manager Related Persons of its or their duties hereunder so long as such Losses arise out of the Sub-Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard in performing its responsibilities hereunder, including, without limitation, such Losses arising under any applicable law or that may be based upon any untrue statement of a material fact contained in any Trust’s Registration Statements, or any amendment thereof or any supplement thereto, or the omission to state therein a material fact that was known or that should have been known and was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reasonable reliance upon information furnished to the Investment Manager or a Trust by the Sub-Adviser or a Sub-Adviser Related Person specifically for inclusion in the Registration Statement or any amendment thereof or supplement thereto, except to the extent any such Losses referred to in this paragraph (c) result from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Investment Manager or an Investment Manager Related Person in the performance of any of its duties under, or in connection with, this Agreement.

(d) Notwithstanding anything to the contrary in this Agreement, neither party is liable to the other party for consequential loss. For the purposes of this Agreement, ‘consequential loss’ includes loss or profits, loss of revenue, loss or denial of opportunity, loss of or damage to access to markets, loss of anticipated savings, loss of or damage to goodwill, loss of or damage to business reputation, future reputation, and publicity, any indirect, remote abnormal or unforeseeable loss or any similar loss whether or not in the reasonable contemplation of the parties at the time of execution of this Agreement.

8. (a) This Agreement shall be executed and become effective as of the date written below; provided, however, that this Agreement shall not become effective with respect to a Fund unless it has first been approved with respect to the Fund in the manner required by the 1940 Act and the rules thereunder or in accordance with exemptive or other relief granted by the U.S. Securities and Exchange Commission (the “SEC”) or its staff. This Agreement shall continue in effect with respect to a Fund for a period of two (2) years and may be renewed thereafter with respect to a Fund only so long as such renewal and continuance with respect to the Fund is specifically approved at least annually by the applicable Board or by the vote of a majority of the outstanding voting securities of the Fund and only if the terms and the renewal hereof have been approved by the vote of a majority of those Trustees of the Trust who are not parties hereto or “interested persons” of the Trust, the Fund, or any party hereto, cast in person at a meeting called for the purpose of voting on such approval.

(b) This Agreement may be amended only by written agreement of the Investment Manager and the Sub-Adviser and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder or any applicable exemptive order.

(c) This Agreement may be terminated with respect to a Fund (i) by the Investment Manager at any time, without the payment of a penalty, on 60 days’ written notice to the Sub-Adviser of the Investment Manager’s intention to do so and (ii) by a Trust with respect to the Fund(s) in the Trust at any time, without the payment of a penalty, on 60 days’ written notice to the Sub- Adviser of the Trust’s intention to do so pursuant to action by the Board or pursuant to the vote of a majority of the outstanding voting securities of a Fund. The Sub-Adviser may terminate this Agreement with respect to a Fund at any time, without the payment of a penalty, on 60 days’ written notice to the Investment Manager and the Trust of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for (i) any obligation arising out of or relating to a breach of this Agreement committed prior to such termination, (ii) the obligation of the Investment Manager to pay to the Sub-Adviser the fee provided in Paragraph 4 hereof prorated to the date of termination, and (iii) any indemnification obligation provided in Paragraph 7 hereof. This Agreement shall automatically terminate in the event of its assignment (as such term is defined in the 1940 Act) or upon the termination of an Investment Management Agreement.

9. Any information and advice furnished by either party to this Agreement to the other party shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto. Notwithstanding the foregoing, information shall not be subject to such confidentiality obligations if it:

(i)	is already known to the receiving party at the time it is obtained (other than through previous disclosure by the protected party or by a party known by the receiving party to be bound by a confidentiality obligation to the protected party);

(ii)	is or becomes publicly known or available through no wrongful act of the receiving party;

(iii)	is rightfully received from a third party who, to the best of the receiving party’s knowledge, is not under a duty of confidentiality;

(iv)	is required to be disclosed by the receiving party pursuant to a requirement of a court order, subpoena, governmental or regulatory agency or law (provided the receiving party provides the protected party written notice of such requirement, to the extent such notice is permitted and reasonably practicable in the circumstances);

(v)	is relevant to the defense of any claim or cause of action asserted against the receiving party (provided the receiving party provides the protected party with sixty (60) days’ written notice of any disclosure if practicable or such lesser amount as may be necessary and provided such notice does not prejudice the receiving party); or

(vi)	has been or is independently developed or obtained by the receiving party.

The Sub-Adviser shall not disclose any “nonpublic personal information” (as such term is defined in Regulation S-P, including any amendments thereto) pertaining to the customers (as such term is defined in Regulation S-P, including any amendments thereto) of a Trust to any third party or use such information other than for the purpose of providing the services contemplated by this Agreement.

10. The Sub-Adviser represents, warrants and agrees that:

(a) The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement (iii) to the best of its knowledge, has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Investment Manager of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser will also promptly notify the Funds and the Investment Manager if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of a Fund, provided, however, that routine regulatory examinations that do not specifically relate to a Fund or a Trust shall not be required to be reported by this provision.

(b) The Sub-Adviser has adopted policies and procedures and a written code of ethics complying with the requirements of Rule 17j-l under the 1940 Act and 204A-1 under the Advisers Act and will provide the Investment Manager and the Board with a copy of such policies and procedures and code of ethics, together with evidence of its adoption. In accordance with the requirements of Rule 17j-l, the Sub-Adviser shall certify to the Investment Manager that the Sub-Adviser has complied in all material respects with the requirements of Rule 17j-l during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics relating to the services the Sub-Adviser performs under this Agreement or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Investment Manager, the Sub-Adviser shall provide to the Investment Manager, its employees or its agents all information required by Rule 17j-l(c)(l) relating to the approval by the Board of the Sub-Adviser’s code of ethics relating to the services the Sub-Adviser performs under this Agreement.

(c) The Sub-Adviser has provided the Trust and the Investment Manager with a copy of its Form ADV at least forty-eight (48) hours prior to execution of this Agreement, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to the Trust and the Investment Manager at least annually. Such amendments shall reflect all changes in the Sub-Adviser’s organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Advisers Act.

(d) The Sub-Adviser will notify each Trust and the Investment Manager of any event that would be deemed an assignment of this Agreement, with the exception of any assignment by or with respect to the Investment Manager, or change of control of the Sub-Adviser, as applicable, and any changes in the key personnel who are the portfolio manager(s) of the Fund prior to or promptly after such change. The Sub-Adviser agrees to bear all reasonable expenses of each Fund, if any, arising out of an assignment of this Agreement by the Sub-Adviser or change in control of the Sub-Adviser so long as the assignment is not by or with respect to the Investment Manager.

(e) The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage as shall be reasonably necessary in light of its obligations under this Agreement.

11. The Investment Manager will notify the Sub-Adviser of any event that would be deemed an assignment of this Agreement, with the exception of any assignment by or with respect to the Sub-Adviser, or change of control of the Investment Manager, as applicable.

12. The Sub-Adviser has implemented policies and procedures designed to prevent the disclosure by the Sub-Adviser, its employees or agents of each Fund’s portfolio holdings to any person or entity other than the Investment Manager, the Trust’s custodian, or other persons expressly designated by the Investment Manager.

13. This Agreement shall extend to and bind the successors of the parties hereto. Nothing in this Agreement, express or implied, is intended to or shall (a) confer on any person other than the parties hereto and their respective successors or permitted assigns any rights (including third party beneficiary rights), remedies, obligations or liabilities under or by reason of this Agreement, or (b) constitute the parties hereto as partners or as participants in a joint venture.

14. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

15. All written notices, requests or other communications to any party hereunder shall be given to the following addresses and telecopy numbers, or such other address and telecopy number communicated to the other parties from time to time:

If to the Sub Adviser:
[insert address]

If to the Investment Manager or the Fund:	General Counsel
2005 Market Street
Philadelphia, PA 19103

16. For the purposes of this Agreement, the terms “vote of a majority of the outstanding voting securities,” “interested person,” “affiliated person,” and “assignment” shall have the meanings given them in the 1940 Act, subject, however to such exemptions as may be granted by the SEC and its staff under the 1940 Act.

17. If by reason of (a) market movements; (b) contributions to or withdrawals from the Portfolio; (c) a change in the nature of any investment (whether through change in business activity or credit rating); or (d) circumstances beyond the reasonable control of the Sub-Adviser, a Fund ceases to comply with any document or instruction referred to in clause 1(d), the Sub-Adviser must remedy the non-compliance as soon as practicable after the Sub-Adviser becomes aware of the non-compliance. If remedied in accordance with this clause, the non-compliance will not constitute a breach of the Agreement.

18. The Investment Manager and Trust acknowledge that the Sub-Adviser will manage each Fund on a pre-tax basis and is not required to take into account a Fund’s tax position in managing the Fund.

19. A party will not be liable to the other for any failure, interruption or delay in performance of their respective obligations to the extent such failure, interruption or delay is caused by (a) a breakdown, failure or malfunction of any telecommunications or computer service or system which has been set up and maintained by a party in accordance with the requirements of this Agreement; (b) the closure or suspension of any market relevant to a party’s obligations under this Agreement; or (c) any fire, explosion, flood, earthquake, peril of the sea, strike or lockout, embargo, civil commotions, riots, wars, weather, governmental laws, orders or restrictions, national or regional emergencies, strikes, labour stoppages or slowdowns or other industrial disturbances, shortage of adequate power, materials or transportation facilities or any similar cause beyond a party's reasonable control.

20. The Investment Manager acknowledges that the Sub-Adviser is a member of the Macquarie Group Limited group of companies (“Macquarie Group”) and that such group is a diversified provider of financial and investment services, engaging in a broad range of activities including securities underwriting, sales and trading, investment banking, lending, financial advisory services, investment research, asset management and other activities. The Sub-Adviser generally has no control over these activities. As a result, the Investment Manager acknowledges that from time to time the Sub-Adviser’s investment activities may be restricted, for example due to regulatory constraints applicable to the Macquarie Group, and/or its internal policies designed to comply with such constraints. Without limitation, this includes circumstances where an acquisition of securities would cause the Macquarie Group’s aggregated holdings in a company to exceed applicable takeover thresholds. In addition, where, due to such restrictions, there is limited capacity to acquire particular securities, a Fund will not have priority over any member of, or any other fund or clients associated with, the Macquarie Group to acquire those securities, however the Sub-Adviser will allocate available securities amongst funds and clients (including the Funds) in a fair and equitable manner.

21. Subject to the Investment Company Act of 1940, as amended, and its rules and regulations and in accordance with the Fund’s compliance policies and procedures, the Sub-Adviser may 'cross securities' where one or more of the client accounts or pooled funds managed by the Sub-Adviser or a related body corporate of the Sub-Adviser (“Sub-Adviser Accounts”) either (a) have demand for assets contained in a Fund; or (b) have available for sale assets which the Sub-Adviser wishes to be contained in the Fund. A ‘crossing of securities’ may occur by the Sub-Adviser making an offer to purchase specific assets from a Fund or making an offer to sell to the Fund specific assets. Neither the Sub-Adviser nor its related body corporate may charge transaction fees with respect to the trade between the Fund and a Manager Account pursuant to this clause.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers as of ____ [___], 201_.

DELAWARE MANAGEMENT		Macquarie Investment
COMPANY, a series of		Management Business Trust

By
Name:
Title:

EXECUTED by ____________________	)
)
)
)
)
Signature of attorney	)
Date

Name of attorney
Signature of attorney

Name of attorney

Agreed to and accepted as of the day and year first above written:

[REGISTRANT]

By
Name:
Title:

EXHIBIT A
FEE SCHEDULE

FUND	INVESTMENT MANAGEMENT FEE
All Funds	0

EXHIBIT B
FUNDS

EXHIBIT C

OUTSTANDING SHARES AS OF RECORD DATE (JUNE 8, 2018)

Delaware Investments Dividend and Income Fund, Inc.
Common Shares	7,688,159.00
Delaware Investments Colorado Municipal Income Fund, Inc.
Common Shares	4,837,100.00
Preferred Shares	300.00
Delaware Investments National Municipal Income Fund
Common Shares	4,528,443.51
Preferred Shares	300.00
Delaware Investments Minnesota Municipal Income Fund II, Inc.
Common Shares	11,504,975.09
Preferred Shares	750.00

C-1

EXHIBIT D

SHAREHOLDERS OWNING 5% OR MORE OF A FUND

According to disclosure publicly filed with the SEC, as of May 31, 2018, the following accounts held of record 5% or more of the outstanding shares of the Funds listed below. Except as noted below, management does not have knowledge of beneficial owners.

Percent of
			Number of	Outstanding
Fund	Name and Address	Class of Shares	Shares	Shares
Delaware Investments	Shaker Financial Services, LLC	Common Shares	743,254	9.7%
Dividend and Income	839 Bestgate Rd., Suite 400
Fund, Inc.	Annapolis, MD 21401
Delaware Investments	Wells Fargo Bank, National	Preferred Shares	300	100.00%
Colorado Municipal	Association
Income Fund, Inc.	101 N. Phillips Avenue
Sioux Falls, South Dakota
57104
Delaware Investments	MacKay Shields LLC	Common Shares	256,199	5.66%
National Municipal	1345 Avenue of Americas
Income Fund	New York, NY 10105
Delaware Investments	Wells Fargo Bank, National	Preferred Shares	300	100.00%
National Municipal	Association
Income Fund	101 N. Phillips Avenue
Sioux Falls, South Dakota
57104
Delaware Investments	Wells Fargo Bank, National	Preferred Shares	750	100.00%
Minnesota Municipal	Association
Income Fund II, Inc.	101 N. Phillips Avenue
Sioux Falls, South Dakota
57104

D-1

EXHIBIT E

EXECUTIVE OFFICERS OF THE FUNDS

The Board and the senior management of each Fund appoint officers each year, and from time to time as necessary. Listed below are the executive officers, their years of birth and addresses, positions and length of service with the Funds, and principal occupations during the past five years. Each executive officer is also an officer of DMC, the investment advisor of each Fund, and considered to be an “interested person” of the Funds under the 1940 Act. No officer receives compensation from the Funds.

Name, Address,	Position(s) Held	Length of	Principal Occupation(s)
and Birthdate	with the Funds	Time Served	During Past Five Years
David F. Connor	Senior Vice	Senior Vice	David F. Connor has served in
2005 Market Street	President,	President since	various capacities at different
Philadelphia, PA	General Counsel,	May 2013; General	times at Macquarie Investment
19103	and Secretary	Counsel since May	Management.
2015; Secretary
December 1963		since October 2005

Daniel V. Geatens	Vice President	Vice President and	Daniel V. Geatens has served
2005 Market Street	and Treasurer	Treasurer since	in various capacities at different
Philadelphia, PA		October 2007	times at Macquarie Investment
19103			Management.

October 1972

Richard Salus	Senior Vice	Senior Vice	Richard Salus has served in various
2005 Market Street	President and	President and Chief	executive capacities at different
Philadelphia, PA	Chief Financial	Financial Officer	times at Macquarie Investment
19103	Officer	since November	Management.
2006
October 1963

E-1

Delaware Investments Dividend
and Income Fund, Inc.

Delaware Investments Colorado
Municipal Income Fund, Inc.

Delaware Investments National
Municipal Income Fund

Delaware Investments Minnesota
Municipal Income Fund II, Inc.

COMBINED PROXY
STATEMENT
Notice of Joint
Annual Meeting
of Shareholders
AUGUST 15, 2018

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!
PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at www.proxyonline.com using your proxy control number found below

3. By PHONE when you dial toll-free (888) 227-9349 to reach an automated touchtone voting line

4. By PHONE with a representative when you call toll-free (800) 735-3591 Monday through Friday 9 a.m. to 10 p.m. Eastern Time

CONTROL NUMBER

DELAWARE INVESTMENTS DIVIDEND AND INCOME FUND, INC.

PROXY FOR A JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 15, 2018

The undersigned of the Fund, revoking previous proxies, if any, hereby appoints A.G. Ciavarelli, Michael E. Dresnin, Earthen E. Johnson, and Kathryn R. Williams, each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Joint Annual Meeting of Shareholders (the “Meeting”) of the Delaware Investments Dividend And Income Fund, Inc. to be held at the offices of Stradley Ronon Stevens & Young, LLP, located at One Commerce Square, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103 on Wednesday, August 15, 2018 at 4:00 p.m., Eastern time and at any and all adjournments thereof.

YOUR VOTE IS BEING SOLICITED BY THE DIRECTORS OF THE FUNDS, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on August 15, 2018. The proxy statement for this meeting is available at: https://www.proxyonline.com/docs/DelawareFunds2018.pdf

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (800) 735-3591. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

PROXY CARD

DELAWARE INVESTMENTS DIVIDEND AND INCOME FUND, INC.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees of the Trust (the “Board”). Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

This proxy is solicited on behalf of the Board and the Proposal(s) below are recommended for approval by shareholders of the Fund. When properly executed, this proxy will be voted as indicated or “FOR” the proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:

	FOR ALL	WITHHOLD ALL	* FOR ALL, EXCEPT
1. To approve the election of Trustees:	◯	◯	◯
1A. Thomas L. Bennett	1D. John A. Fry	1G. Frances A. Sevilla-Sacasa
1B. Ann D. Borowiec	1E. Lucinda S. Landreth	1H. Thomas K. Whitford
1C. Joseph W. Chow	1F. Shawn K. Lytle	1I. Janet L. Yeomans

* To withhold authority to vote for any nominee, mark the “For All Except” box and write that nominee’s name in the space provided below.)

	FOR	AGAINST	ABSTAIN
2. To approve sub-advisory agreements between Delaware Management Company and each of Macquarie Investment Management Europe Limited, Macquarie Investment Management Global Limited, and Macquarie Funds Management Hong Kong Limited.	◯	◯	◯

To transact any other business that properly comes before the Meeting and any adjournments of the Meeting.

THANK YOU FOR YOUR CONSIDERATION AND VOTING

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!
PROXY CARD | COMMON

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at www.proxyonline.com using your proxy control number found below

3. By PHONE when you dial toll-free (888) 227-9349 to reach an automated touchtone voting line

4. By PHONE with a representative when you call toll-free (800) 735-3591 Monday through Friday 9 a.m. to 10 p.m. Eastern Time

CONTROL NUMBER

DELAWARE INVESTMENTS COLORADO MUNICIPAL INCOME FUND, INC.

DELAWARE INVESTMENTS NATIONAL MUNICIPAL INCOME

DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC

PROXY FOR A JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 15, 2018

The undersigned of Common Shares of the Fund, revoking previous proxies, if any, hereby appoints A.G. Ciavarelli, Michael E. Dresnin, Earthen E. Johnson, and Kathryn R. Williams, each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Joint Annual Meeting of Shareholders (the “Meeting”) of the above-mentioned Fund to be held at the offices of Stradley Ronon Stevens & Young, LLP, located at One Commerce Square, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103 on Wednesday, August 15, 2018 at 4:00 p.m., Eastern time and at any and all adjournments thereof.

YOUR VOTE IS BEING SOLICITED BY THE DIRECTORS OF THE FUNDS, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on August 15, 2018. The proxy statement for this meeting is available at: https://www.proxyonline.com/docs/DelawareFunds2018.pdf

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (800) 735-3591. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

PROXY CARD | COMMON

DELAWARE INVESTMENTS COLORADO MUNICIPAL INCOME FUND, INC.

DELAWARE INVESTMENTS NATIONAL MUNICIPAL INCOME

DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees of the Trust (the “Board”). Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

This proxy is solicited on behalf of the Board and the Proposal below is recommended for approval by shareholders of the Fund. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:

	FOR ALL	WITHHOLD ALL	* FOR ALL, EXCEPT
1. To approve the election of Trustees:	◯	◯	◯
1A. Thomas L. Bennett	1D. John A. Fry	1G. Thomas K. Whitford
1B. Ann D. Borowiec	1E. Shawn K. Lytle
1C. Joseph W. Chow	1F. Frances A. Sevilla-Sacasa

* To withhold authority to vote for any nominee, mark the “For All Except” box and write that nominee’s name in the space provided below.)

To transact any other business that properly comes before the Meeting and any adjournments of the Meeting.

THANK YOU FOR YOUR CONSIDERATION AND VOTING

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!
PROXY CARD | PREFERRED

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at www.proxyonline.com using your proxy control number found below

3. By PHONE when you dial toll-free (888) 227-9349 to reach an automated touchtone voting line

4. By PHONE with a representative when you call toll-free (800) 735-3591 Monday through Friday 9 a.m. to 10 p.m. Eastern Time

CONTROL NUMBER

DELAWARE INVESTMENTS COLORADO MUNICIPAL INCOME FUND, INC.

DELAWARE INVESTMENTS NATIONAL MUNICIPAL INCOME

DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC

PROXY FOR A JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 15, 2018

The undersigned of Preferred Shares of the Fund, revoking previous proxies, if any, hereby appoints A.G. Ciavarelli, Michael E. Dresnin, Earthen E. Johnson, and Kathryn R. Williams, each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Joint Annual Meeting of Shareholders (the “Meeting”) of the above-mentioned Fund to be held at the offices of Stradley Ronon Stevens & Young, LLP, located at One Commerce Square, 2005 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103 on Wednesday, August 15, 2018 at 4:00 p.m., Eastern time and at any and all adjournments thereof.

YOUR VOTE IS BEING SOLICITED BY THE DIRECTORS OF THE FUNDS, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on August 15, 2018. The proxy statement for this meeting is available at: https://www.proxyonline.com/docs/DelawareFunds2018.pdf

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (800) 735-3591. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

PROXY CARD | PREFERRED

DELAWARE INVESTMENTS COLORADO MUNICIPAL INCOME FUND, INC.

DELAWARE INVESTMENTS NATIONAL MUNICIPAL INCOME

DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees of the Trust (the “Board”). Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

This proxy is solicited on behalf of the Board and the Proposal below is recommended for approval by shareholders of the Fund. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:

	FOR ALL	WITHHOLD ALL	* FOR ALL, EXCEPT
1. To approve the election of Trustees:	◯	◯	◯
1A. Thomas L. Bennett	1D. John A. Fry	1G. Frances A. Sevilla-Sacasa
1B. Ann D. Borowiec	1E. Lucinda S. Landreth	1H. Thomas K. Whitford
1C. Joseph W. Chow	1F. Shawn K. Lytle	1I. Janet L. Yeomans

* To withhold authority to vote for any nominee, mark the “For All Except” box and write that nominee’s name in the space provided below.)

To transact any other business that properly comes before the Meeting and any adjournments of the Meeting.

THANK YOU FOR YOUR CONSIDERATION AND VOTING